                                                                   Exhibit 10.07


                             SECOND FLOOR NON-GAMING
                                    SUBLEASE








                                   SUBLESSOR:
       Jazz Casino Company, L.L.C., a Louisiana limited liability company





                                   SUBLESSEE:
     JCC Development Company, L.L.C., a Louisiana limited liability company







                                October 29, 1998

                                TABLE OF CONTENTS


Article                                                                                      Page
-------                                                                                      ----
1.       Premises..............................................................................2
2.       Term..................................................................................2
3.       Rent..................................................................................3
4.       Use...................................................................................9
5.       Sublessor's Termination Right........................................................12
6.       Master Lease and Possession..........................................................15
7.       Management and Leasing By Sublessee..................................................15
8.       Assignments and Mortgages............................................................16
9.       Events of Default and Remedies.......................................................16
10.      Effectiveness........................................................................17
11.      Amendments and Modifications.........................................................17
12.      Option To Extend Master Lease........................................................18
13.      No Brokers...........................................................................18
14.      Notices..............................................................................18
15.      Successors and Assigns...............................................................19
16.      Time of the Essence..................................................................19

17.      Governing Law........................................................................19
         17.1    Venue and Personal Jurisdiction..............................................20
18.      Captions.............................................................................20
19.      Interpretation of Words..............................................................20
20.      Counterparts.........................................................................20
21.      Severability.........................................................................20
22.      Third Party Beneficiaries............................................................20
23.      Master Plan..........................................................................20

                                TABLE OF EXHIBITS

Exhibit
-------

         A.       Master Lease

         B.       Floor Plan

                             SECOND FLOOR NON-GAMING
                                    SUBLEASE

                  THIS SECOND FLOOR NON-GAMING SUBLEASE (this "Sublease"), dated as of October 29, 1998, is made by and between Jazz Casino Company, L.L.C., a Louisiana limited liability company ("Sublessor"), and JCC Development Company, L.L.C., a Louisiana limited liability company ("Sublessee").

                                    RECITALS

                  A. Rivergate Development Corporation ("Landlord") is the lessee of certain real property and the improvements thereon (the "Rivergate Site") from the City of New Orleans (the "City") by virtue of that certain Amended and Restated Lease Agreement dated as of March 15, 1994, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated as of the date hereof, as the same may be amended, modified, restated or supplemented from time to time.

                  B. Sublessor is the lessee of the Rivergate Site by virtue of that certain Amended and Restated Lease Agreement dated as of the date hereof, as the same may be amended, modified, restated or supplemented from time to time (the "Master Lease"), by and among Sublessor, Landlord, and the City, as intervenor, wherein Landlord is named as the original lessor, a copy of which is attached hereto as Exhibit "A" and by this reference incorporated herein. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Master Lease.

                  C. Sublessor is constructing a casino building on the Rivergate Site demised by the Master Lease in accordance with the terms of that certain Amended and Restated General Development Agreement (the "GDA") by and among Landlord, Sublessor and the City dated as of the date hereof (the "Casino").

                  D. Sublessor is completing the shell construction of the second floor of the Casino building consisting of approximately one hundred thirty thousand (130,000) square feet of net rentable area, as outlined on the floor plan attached hereto as Exhibit "B" and by this reference incorporated herein (the "Premises"), upon the approval of the proposed master plan.

                  E. Sublessor desires to lease to Sublessee, and Sublessee desires to lease from Sublessor the Premises in accordance with the terms and conditions set forth in this Sublease.

                  F. Sublessor, Sublessee and Landlord desire to develop a proposed master plan for the development of the Premises in accordance with the terms and conditions set forth in this Sublease.

                  G. Sublessee intends to enter into one or more subleases of all or part of the Premises pursuant to non-gaming tenant leases and concession agreements for non-gaming uses providing for the payment of rent at no less than the fair rental value within the Greater New Orleans Standard Metropolitan Statistical Area, as defined by the United States Department of Commerce, United States Census Department, in the 1990 census, in accordance with the provisions of the Master Plan (as defined herein) ("Space Leases").

                  NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

                  1. PREMISES. Subject to Section 5 hereof, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises for the Term (as defined herein), at the rental and upon all of the other terms and conditions set forth herein.

                  2. TERM. The term of this Sublease shall commence on the occurrence of the Substantial Completion (as defined in the GDA) of the Second Floor Shell Construction - Phase II (as defined in the GDA) and end on the earlier of the date of expiration of the term of the Master Lease as such term may be extended in accordance with the provisions of the Master Lease, unless sooner terminated pursuant to the Master Lease or any provision hereof or upon the effective date of a notice of termination from Landlord pursuant to Section 4.13(c) of the Master Lease (the "Term").

                  3.       RENT

                           3.1. Pursuant to Sections 3.2 through 3.5 of this
Sublease, Sublessee shall pay for each Fiscal Year of the Term (a) directly to Landlord as rent for the Premises fifty percent (50%) of Net Operating Income (as defined herein) for such Fiscal Year, and (b) directly to Sublessor as rent for the Premises fifty percent (50%) of Net Operating Income for such Fiscal Year.

                           3.2. As used herein, "Net Operating Income" shall
mean the total Included Revenues (as defined herein) less the total Costs and Expense Items (as defined herein). For purposes hereof, the following terms have the following meanings:

                                    (a) Included Revenues. Subject to such
revisions as may be necessary to conform with the Master Plan, including reaching agreement on listing any additional types of revenue or making revisions to the following listing which may be appropriate in this definition, "Included Revenues" shall mean for each year during which rent under Section 3.1 of this Sublease is payable:

                                    (i)      all rental payments from any
                                             lessees or concessionaires received
                                             by Sublessee during such annual
                                             period pursuant to any and all
                                             Space Leases entered into by
                                             Sublessee in accordance with the
                                             terms of this Sublease and the
                                             Master Plan, but excluding each
                                             refundable security deposit paid to
                                             Sublessee with respect to any Space
                                             Leases applicable to such annual
                                             period (except to the extent
                                             Sublessee is entitled to keep any
                                             such security deposit (and any
                                             interest thereon to the extent a
                                             separate interest bearing account
                                             is maintained for any such security
                                             deposit) and apply such funds to
                                             any expenses which are Costs and
                                             Expense Items);

                                    (ii)     the proceeds received by Sublessee
                                             of any business interruption,
                                             increased cost of operations, use,
                                             occupancy or similar insurance
                                             policies during such annual period;

                                    (iii)    any condemnation awards received by
                                             Sublessee for temporary (i.e.
                                             condemnations of twelve (12) months
                                             or less) and permanent takings
                                             applicable to such annual period;

                                    (iv)     any lease termination payments
                                             received by Sublessee applicable to
                                             such annual period;

                                    (v)      any dispute settlement payments
                                             received by Sublessee applicable to
                                             such annual period;

                                    (vi)     any reimbursement payments received
                                             by Sublessee in such annual period
                                             from any third party with respect
                                             to any expenditures for any Costs
                                             and Expense Items paid or incurred
                                             by Sublessee; and

                                    (vii)    all other revenues, payments,
                                             reimbursements, and income of any
                                             nature received by Sublessee during
                                             such annual period or applicable to
                                             such annual period and derived
                                             directly or indirectly from the
                                             Premises or from the use or
                                             operation thereof.

                                    (b) Costs and Expense Items. Subject to such
revisions as may be necessary to conform with the Master Plan, including reaching agreement on any additional types of costs and expense or revisions to the following listing which may be appropriate, "Costs and Expense Items" shall mean for each year during which rent under Section 3.1 of this Sublease is payable, without duplication, to the extent such Costs and Expense Items that are reasonable, have actually been paid and have not been directly paid by any tenant under a Space Lease:

                                    (i)      the amortized portion of any Second
                                             Floor Shell Construction - Phase II
                                             (as defined in the GDA)
                                             construction costs for the Premises
                                             incurred by Sublessee not to exceed
                                             Two Million Five Hundred Thousand
                                             Dollars ($2,500,000) applicable to
                                             such annual period, which shall be
                                             consistent with the Master Plan and
                                             shall be the
                                             incremental costs necessary to make
                                             the Premises suitable for
                                             non-gaming tenants and to attract
                                             such tenants, such costs to be
                                             amortized on a straight line basis
                                             over a cost recovery period of ten
                                             (10) years;

                                    (ii)     the cost of compensation of all
                                             employees of Sublessee and all
                                             administrative overhead incurred
                                             during such annual period in
                                             connection with the performance of
                                             this Sublease and all Space Leases,
                                             including costs incurred pursuant
                                             to Section 4.4 hereof, the cost of
                                             replacement of operating supplies
                                             and operating equipment in the
                                             ordinary course of Premises
                                             operations;

                                    (iii)   the cost of advertising with regard
                                            to the Premises incurred in such
                                            annual period;

                                    (iv)    the cost of utilities and energy for
                                            the Premises incurred in such annual
                                            period;

                                    (v)     the fees for any and all licenses
                                            and permits required for the
                                            operation of the Premises applicable
                                            to such annual period;

                                    (vi)    all expenditures made by Sublessee
                                            applicable to such annual period for
                                            maintenance and repairs to keep the
                                            Premises in good condition and
                                            repair;

                                    (vii)   uninsured liabilities relating to
                                            injury to persons or property
                                            incurred by Sublessee in such annual
                                            period in connection with the
                                            operation of the Premises;

                                    (viii)  such other costs incurred by
                                            Sublessee in such annual period in
                                            connection with the operation of the
                                            Premises as are treated as operating
                                            costs under generally accepted
                                            accounting principles
                                            and which Sublessee may elect to
                                            treat as operating costs under this
                                            Sublease;

                                    (ix)    all costs, expenses and fees in such
                                            annual period paid to any leasing
                                            manager hired by Sublessee to lease
                                            the Premises;

                                    (x)     all leasing commissions applicable
                                            to such annual period;

                                    (xi)    all costs, expenses and fees in such
                                            annual period paid to any property
                                            manager hired by Sublessee to manage
                                            the Premises;

                                    (xii)   renovation and construction
                                            expenditures following completion of
                                            the Second Floor Shell Construction
                                            - Phase II (as defined in the GDA)
                                            applicable to such annual period
                                            incurred with respect to the
                                            Premises amortized on a straight
                                            line basis over a cost recovery
                                            period of ten (10) years;

                                    (xiii)  the amortized portion of such other
                                            costs or expenses which are normally
                                            treated as capital expenditures
                                            under generally accepted accounting
                                            principles applicable to such annual
                                            period, amortized over a cost
                                            recovery period of ten (10) years;

                                    (xiv)   audit, legal and other professional
                                            fees or other third party general or
                                            administrative costs applicable to
                                            such annual period;

                                    (xv)    insurance premiums applicable to
                                            such annual period;

                                    (xvi)   costs of leasing any furnishings and
                                            equipment or other goods
                                            incorporated into or used in
                                            connection with managing and
                                            operating the

                                            Premises (whether pursuant to
                                            operating or capital leases) in such
                                            annual period;

                                    (xvii)  a pro rata portion of real estate
                                            taxes, insurance, utilities, costs
                                            of maintaining common facilities of
                                            the Casino building attributable to
                                            the Premises and applicable to such
                                            annual period;

                                    (xviii) expenses related to the collection
                                            of proceeds of property insurance
                                            paid in connection with any damage
                                            to the Premises (other than proceeds
                                            received by Sublessee);

                                    (xix)   expenses related to the collection
                                            of condemnation awards for temporary
                                            takings;

                                    (xx)    all taxes and similar charges
                                            required by law to be collected from
                                            patrons or guests or as part of the
                                            sales price for goods, services or
                                            entertainment which must be remitted
                                            to governmental authorities for such
                                            annual period; provided, however,
                                            nothing in this clause (xx) shall
                                            relieve any party of its obligations
                                            to pay any applicable taxes or
                                            similar charges required by law;

                                    (xxi)   all ad valorem taxes, water and
                                            sewer use charges or assessments,
                                            stand pipe charges and assessments,
                                            or other charges or assessments
                                            imposed upon the real and personal
                                            property comprising the Premises and
                                            payable by Sublessee applicable to
                                            such annual period;

                                    (xxii)  any or all charges or assessments
                                            imposed by governmental or
                                            quasi-governmental authority or by
                                            any other entity empowered by law to
                                            assess charges against the Premises
                                            or the activities conducted thereat,
                                            with or without lien rights for the
                                            enforcement thereof, applicable to
                                            such annual period;

                                  (xxiii)   any returned checks; and

                                   (xxiv)   any principal or interest expense
                                            applicable to such period; provided
                                            that Landlord shall have the right
                                            to consent to any financing related
                                            to the Premises, such consent not to
                                            be unreasonably withheld or
                                            financially conditioned.


                           3.3. Ninety (90) days before the end of each Fiscal
Year, Sublessee shall submit to Sublessor, subject to Sublessor's approval, an annual budget for the operation of the Premises, which will include projected Included Revenues, Costs and Expenses Items and resulting Net Operating Income. Such budget shall be made available to Landlord and Landlord shall be permitted to review and make notes from such budget; provided that Landlord shall keep the information contained in such budget confidential in accordance with Section
14.4 of the Master Lease and shall not photocopy or take possession of such budget. During each annual period, monthly payments will be made to the Landlord and the Sublessor based on 1/12th of eighty percent (80%) of the estimated annual Net Operating Income of the Premises and divided evenly between Landlord and Sublessor.

                           3.4. Before the ninetieth (90th) day after the end of
each Fiscal Year, Sublessee shall submit to Landlord and Sublessor a statement (the "Annual Statement") showing the Net Operating Income. If the payments already made to both Landlord and Sublessor during that Fiscal Year were less than the annual Net Operating Income, then Sublessee shall pay directly without interest to the Landlord and Sublessor fifty percent (50%) of such Net Operating Income that is in excess of the payments made to Landlord and Sublessor during that Fiscal Year. Such payments will be delivered together with the Annual Statement. If the payments made to both the Landlord and Sublessor during that Fiscal Year were more than the Net Operating Income, the difference shall be credited without interest and set off at fifty percent (50%) each against successive payments of rentals to Landlord and Sublessor, respectively, after delivery of the Annual Statement. Sublessor shall examine, audit, inspect and transcribe any and all books and records of Sublessee used in the preparation of the Annual Statement, upon reasonable written notice to Sublessee and during normal business hours, and shall have the right to make such information available to Landlord in accordance with Section 4.13(d) of the Master Lease; provided, however, Sublessor shall not have the right to examine, audit, inspect or transcribe any books and records or information that Sublessee is required by law not to disclose.

                           3.5. All rent and additional charges coming due under
this Sublease shall be paid to Sublessor and Landlord, respectively, except as otherwise expressly provided to the contrary in this Sublease, without notice or demand and without abatement, deduction, reduction or setoff (except in accordance with Section 3.4 hereof) at Sublessor's and Landlord's respective addresses set forth in Section 14 hereof, or at such other place as Sublessor or Landlord, as the case may be, may designate by prior written notice to Sublessee. If the scheduled date for a payment is not a Business Day, the payment shall be due and payable on the next succeeding Business Day. All rent and additional charges shall be paid or caused to be paid by Sublessee in lawful money of the United States of America by corporate check or any other method of payment acceptable to Sublessor, Landlord and Sublessee.

                  4.       USE

                           4.1. Sublessor, Sublessee and Landlord shall appoint
their respective representatives for the development of a proposed master plan and such representatives shall hold their first meeting to discuss the development of a proposed master plan no later than thirty (30) days following the Plan Effective Date. The proposed master plan (i) will establish leasing guidelines for the Space Leases regarding rent, termination rights and termination fees, tenant improvements and concessions, permissible uses, brokerage fees, an initial capital improvement budget and an initial operating budget for the first year of operations, (ii) will include finalized definitions of Included Revenues and Costs and Expenses Items, (iii) may propose areas of further investigation and study for uses or planning for the Premises, (iv) may include such other matters as agreed by Sublessor, Sublessee and Landlord, and
(v) shall be subject to proposed revisions, amendment, or modification by any party hereto as circumstances change and discussions among the representatives proceed. The representatives of Sublessor and Sublessee agree to submit an initial draft of a proposed master plan to the representatives of Landlord no later than ninety (90) days following the Plan Effective Date. The proposed master plan shall be submitted by Sublessor and Sublessee to the City Council for action no later than one hundred twenty (120) days after the opening of the Casino, and the proposed master plan shall be acted upon by the City Council no later than ninety (90) days following such submission of the proposed master plan to the City Council. The proposed master plan shall be approved by Landlord no later than thirty (30) days following City Council approval of the proposed master plan. The proposed master plan as approved by the City Council and the Landlord is herein referred to as the "Master Plan." Sublessee hereby acknowledges and agrees that Sublessee's performance of this Sublease shall be subject to and limited by the terms of the Master Plan. The failure of Landlord, Sublessor and Sublessee to agree upon or to timely submit to the City Council a proposed master plan or the City Council to approve the proposed master plan shall not be a breach or default under this Sublease by Sublessor or Sublessee.

                           4.2. The Premises shall be used and occupied only for
non-gaming uses of the type to be described in the Master Plan, and for any use related or incidental thereto, and for no other purpose. Sublessee may occupy and use the Support Facilities Premises and the Improvements thereon for parking, support, employee training, offices and any other use now or hereafter permitted by the zoning laws and the ordinances of the City. Except as otherwise provided in the Sublease, Sublessee shall not use the Premises for any other purpose without Sublessor's and Landlord's prior written consent.

                           4.3. Sublessee shall not occupy, improve, use or
suffer or permit the use, improvement or occupancy of, the Premises or any part thereof, in any unlawful manner or for any illegal purpose or in violation of the terms and conditions of this Sublease or the Master Plan and/or of any certificate of occupancy or other similar certificate, permit or approval applicable to the Premises or any part thereof. Sublessee shall not use, improve or occupy or permit the use, improvement or occupancy of the Premises or any part thereof in violation of the zoning and planning resolutions and laws of any government agency applicable to the Premises.

                           4.4. Sublessee, at all times during the Term and at
Sublessee's sole expense, shall promptly comply with and conform to:

                                    (a) all requirements of any national or
local board of Fire Underwriters, or any other body performing similar functions to the extent applicable to the Premises;

                                    (b) all requirements of the policies of
insurance affecting the Premises or any part thereof;

                                    (c) all gaming laws and regulations
applicable to Sublessee and all requirements of the Master Lease applicable to the Premises; and

                                    (d) all state and local codes, such as:
buildings codes, electrical codes and other similar statutes ordinances or regulations applicable to the Premises.

                           4.5. Except for uses permitted within the Premises by
the Master Lease, Sublessee shall not subsidize Persons that will compete with the businesses located in the Parish of Orleans, such as hotels or other commercial enterprises. Furthermore, Sublessee shall not operate taxis, limousines or other forms of ground transportation in the metropolitan New Orleans area. The foregoing prohibitions shall not restrict any Space Lease tenant's ability to operate in accordance with the Master Plan, or Sublessee's ability to operate shuttle bus service for employees of the Premises and shuttle bus service for patrons of the Premises to and from the Casino building and their hotels, except in areas where the operation of buses is prohibited by City traffic ordinances of general application in effect as of the date hereof. Notwithstanding anything in this Sublease to the contrary, no facilities, the principal business purpose of which is a restaurant, shall be permitted on the Premises.

                           4.6. Neither Landlord nor Sublessor shall have any
liability to Sublessee upon a termination of the Master Lease.

                           4.7. Sublessee and Sublessor do hereby agree to
defend, hold harmless and indemnify Landlord and the City from any liability, claim, damages and causes of action whatsoever arising under, or in any way related to, this Sublease and any Space Leases entered into hereunder.

                           4.8. Except as otherwise permitted by the Master
Plan, transactions relating to the Premises and involving Sublessor and/or Sublessee and an Affiliate shall be on commercially reasonable terms and for arm's length consideration. Sublessor and Sublessee, as the case may be, agree to provide Landlord written notification of any Affiliate transactions. For purposes of this Sublease, "Affiliate" shall mean any person or entity Controlling, Controlled by or under common Control with Sublessor or Sublessee. As used in the preceding sentence, "Control" and its correlatives shall mean, with respect to any person or entity, the direct or indirect ownership of more than fifty percent (50%) of the beneficial interest or voting power of such person or entity, or the ability, by contract or otherwise, to elect a majority of the directors of a corporation or otherwise to select, or have the power to remove and select, a majority of those persons or entities exercising governing authority over such person or entity.

                  5.       SUBLESSOR'S TERMINATION RIGHT

                           5.1. Notwithstanding any provision of this Sublease
to the contrary, Sublessor shall have the right to terminate this Sublease as to all or any portion of the Premises for purposes of converting the Premises or such portion thereof into a Gaming Space (as defined in the Master Lease), subject to the approval of the Louisiana Gaming Control Board, or any successor entity. If Sublessor desires to so terminate this Sublease as to all or any portion of the Premises, Sublessor shall deliver to Sublessee a written notice (the "Conversion Notice") setting forth the size and location of such portion of the Premises to be so converted into a Gaming Space (the "Designated Gaming Space") and the date upon which such termination shall occur (the "Conversion Date"), such termination to occur not less than thirty (30) days following Sublessee's receipt of such Conversion Notice with respect to any portion of the Premises not then subject to a Space Lease, or with respect to any portion of the Premises then subject to a Space Lease, at such later time as may be specified in such Space Lease. In the event Sublessor elects to terminate this Sublease with respect to any such Designated Gaming Space, Sublessor agrees that Sublessor shall pay directly to the tenant of any such terminated Space Lease that is not relocated within the Premises any termination fee required pursuant to the terms of any such terminated Space Lease; provided that such termination fee is consistent with the Master Plan or has been approved by Sublessor and Landlord; provided, further, that any such termination fee shall not be deemed a Costs and Expense Item under Section 3.2(b) of this Sublease.

                           5.2. Upon the Conversion Date, the Designated Gaming
Space shall be excluded from the Premises and shall thereafter be subject to the terms of the Master Lease as applied to the first floor of the Casino. If the Designated Gaming Space constitutes all of the Premises, this Sublease shall terminate; provided, however, Sublessor shall pay all termination fees required pursuant to any Space Leases that have been terminated as a result of such Conversion Notice. Sublessor shall pay all costs of relocating any Space Lease tenant to any other portion of the Premises that is acceptable to such Space Lease tenant and Sublessee. Sublessor hereby indemnifies and holds harmless Sublessee and Landlord, to the extent applicable, with respect to all costs, losses or damages incurred or suffered by Sublessee or Landlord, to the extent applicable, arising in connection with Sublessee terminating any existing Space Lease at the instruction of Sublessor or relocating any Space Lease tenant pursuant to a Conversion Notice.

                           5.3. In addition to the rent to be paid to Landlord
by Sublessor pursuant to the Master Lease with respect to the Designated Gaming Space, Sublessor shall pay to Landlord an amount equal to the Landlord Second Floor Shortfall (as defined herein) each year, payable in equal monthly installments, until the earlier of (a) the date each Space Lease terminated pursuant to Section 5.1 hereof would have terminated if such Space Lease had not been so terminated, or (b) if such Designated Gaming Space was subject to a Proposed Space Lease that was not consummated solely as a result of Sublessor's election to terminate this Sublease as to the Designated Gaming Space, five (5) years following the Conversion Date; provided, however, Sublessor shall have no obligation to pay any Landlord Second Floor Shortfall to Landlord with respect to any Designated Gaming Space that was not subject to a Space Lease or a Proposed Space Lease at the time of Sublessor's election to terminate this Sublease as to such Designated Gaming Space or in the event the tenant of any Space Lease covering such Designated Gaming Space has been relocated within the Premises at the same effective rental rate or other space is available within the Premises for a Proposed Space Lease which has been made available to such tenant pursuant to the terms of its Space Lease.

                           5.4.     For purposes of this Sublease:

                                    (a) "Proposed Space Lease" shall mean a
proposed Space Lease for vacant unused space at the Premises which (i) is evidenced by a commercially viable written proposal from a prospective creditworthy tenant, (ii) is not subject to any financing or other conditions,
(iii) meets all leasing guidelines set forth in the Master Plan, including, among other things, rent, termination rights and termination fees, brokerage fees, tenant improvement costs and use, (iv) has been recommended by Sublessee's listing broker for the Premises, and (v) is for a term to commence within not more than ninety (90) days after the Conversion Date.

                                    (b) The annual "Landlord Second Floor
Shortfall" for any Designated Gaming Space shall mean the amount, if any, by which the Landlord Second Floor Rental (as defined herein) with respect to the Designated Gaming Space exceeds the Landlord Gaming Rental (as defined herein) with respect to the Designated Gaming Space.

                                    (c) "Landlord Second Floor Rental" for any
Designated Gaming Space shall mean fifty percent (50%) of the difference between the Computed Annual Average Designated Gaming Space Rental (as defined herein) and the Computed Annual Average Designated Gaming Space Costs and Expenses (as defined herein).

                                    (d) "Computed Annual Average Designated
Gaming Space Rental" shall mean the (i) average annual rental during the two (2) years preceding the Conversion Date if the Designated Gaming Space was leased for said two (2) years, (ii) the average annual rental for the Designated Gaming Space based on the total months such Designated Gaming Space was leased prior to the Conversion Date if such Designated Gaming Space was leased for less than two
(2) years prior to the Conversion Date, or (iii) the projected annual average rent for the first two (2) years of any Proposed Space Lease.

                                    (e) "Computed Annual Average Designated
Gaming Space Costs and Expenses" shall mean (i) the average (per square foot) annual Costs and Expenses Items for the portions of the Premises actually leased during the preceding two (2) years multiplied by (ii) the number of square feet comprising the Designated Gaming Space.

                                    (f) "Landlord Gaming Rental" for any
Designated Gaming Space shall mean (i) the average annual Gross Gaming Payments for the two (2) years preceding the Conversion Date (or such lesser period of time after the Opening Date) calculated on a per square foot basis multiplied by
(ii) the number of square feet comprising the Designated Gaming Space.

                  6.       MASTER LEASE AND POSSESSION

                           6.1. This Sublease is and shall be at all times
subject and subordinate to the Master Lease.

                           6.2. Sublessor binds itself to maintain Sublessee in
actual possession of the Premises, and to the extent of its own acts or omissions the remainder of the Casino building, during the Term. Should Sublessee be disturbed by any Person (other than a Leasehold Mortgagee) alleging an interest or right to the Premises or should Sublessee be cited to appear before a court of justice to answer the complaint of any Person claiming the whole or any part of the Premises, Sublessee shall notify Sublessor of such occurrences and the circumstances of same and Sublessor shall have the obligation, at Sublessor's sole cost and expense, to defend Sublessee in any such proceedings unless Sublessee is partially or wholly responsible for the disturbance of possession. Sublessor further binds itself to enforce the provisions of Section 6.2 of the Master Lease.

                  7.       MANAGEMENT AND LEASING BY SUBLESSEE

                           7.1. Sublessee in its sole discretion may hire a
leasing agent and/or project manager to conduct the leasing and operation of the Premises in accordance with the terms of the Master Plan based on criteria set forth in the Master Plan. So long as (i) all leasing of the Premises shall be consistent with the terms of the leasing parameters set forth in the Master Plan and (ii) Sublessee shall have notified Landlord in writing prior to entering into any Space Lease, Sublessee shall not be required to obtain any consent of Sublessor or Landlord with respect to any Space Lease.

                           7.2. In any instance where Sublessor has retained the
right to approve or consent to any action of Sublessee, or Sublessee's property manager or leasing agent, Sublessor shall negotiate in good faith and without unreasonable delay, reasonable terms and conditions for Sublessor's approval or consent.

                           7.3. Sublessee shall submit to Landlord and Sublessor
on or before July 15 of each Fiscal Year a proposed cash flow and operating budget for the Premises for the following Fiscal Year.

                  8.       ASSIGNMENTS AND MORTGAGES

                           8.1. The obligations of Sublessee may not be assigned
or transferred without the prior written consent of Sublessor and Landlord, such consent not to be financially conditioned or unreasonably withheld or delayed; provided that Landlord or the City Council may, for any reason, refuse to consent to or financially condition any assignment, sale or transfer of such obligations to an entity (including any subsidiary or affiliate thereof) that has previously operated or is currently operating a licensed gaming establishment (including a riverboat) within Orleans Parish. The inability of any such assignee or transferee to perform its financial obligations under this Sublease shall be a reasonable basis for Landlord to withhold its consent to any such assignment or transfer. Any such assignment or transfer is also subject to the receipt of any required approval of any applicable judicial or governmental entities or as otherwise required by law.

                           8.2. Sublessee may not pledge, mortgage or otherwise
encumber this Sublease or the leasehold interest created hereby, or the Premises, in whole or in part other than (i) in connection with the Construction Credit Facility, the New Bond Documents and the HET/JCC Agreement (as such terms are defined in the Master Lease) or (ii) in connection with any financing related to the Premises consented to by Landlord pursuant to Section 3.2(b)(xxiv) hereof; provided, however, any such mortgage shall provide that all rights granted therein shall be subordinate and subject to Sublessee's obligation to pay rent to Landlord pursuant to Section 3.1 hereof.

                  9.       EVENTS OF DEFAULT AND REMEDIES

                           9.1. The occurrence of any of the following shall
constitute a material default and breach of this Sublease by Sublessee (an "Event of Default"):

                                    (a) if Sublessee fails to pay the rent
provided in Section 3 hereof within fifteen (15) Business Days after the date of Sublessee's receipt of written notice of non-payment thereof from Sublessor or Landlord; or

                                    (b) if Sublessee shall make a general
assignment for the benefit of creditors; or shall admit in writing its inability to pay its debts as they become due; or shall file a petition in bankruptcy; or shall be adjudged bankrupt or insolvent; or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation; or shall file an answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding; or shall seek or consent to or acquiesce in the appointment of a trustee, liquidator of Sublessee or a material part of its properties; or shall voluntarily liquidate or dissolve; or

                                    (c) if Sublessee shall sell, assign, pledge,
mortgage, or transfer this Sublease or the leasehold interest created hereby, or the Premises, in whole or in part, except as specifically authorized in this Sublease; or

                                    (d) if Sublessee shall cease to operate as
required herein or if Sublessee vacates or abandons the Premises, except as necessary or appropriate as a result of governmental order, destruction, condemnation, alteration or repairs; or

                                    (e) if Sublessee shall fail to perform or
comply with any material covenant, term, representation, warranty, or condition of this Sublease not specifically addressed in this Section 9.1.

                           9.2. Upon an Event of Default, Sublessor and
Landlord, to the extent applicable, shall have all rights and remedies available under Louisiana law, subject to any limitation thereon imposed by the Master Lease.

                  10. EFFECTIVENESS. This Sublease shall be effective immediately upon execution and delivery by the parties hereto and the occurrence of the Plan Effective Date.

                  11. AMENDMENTS AND MODIFICATIONS. All modifications or amendments to this Sublease must be in writing and signed by all the parties hereto and subject to the prior written consent of Landlord and the City Council; provided that Landlord or the City Council may, for any reason, refuse to consent to or financially condition any such amendments or modifications which effect an assignment, sale or transfer of this Sublease to any entity (including any subsidiary or affiliate thereof) that has previously operated or is currently operating a licensed gaming establishment (including a riverboat) within Orleans Parish.

                  12. OPTION TO EXTEND MASTER LEASE. Sublessor has a right to extend the term of the Master Lease, which only Sublessor (and not Sublessee) may exercise. Such a right to extend the term of the Master Lease, if any, is not transferred from Sublessor to Sublessee by this Sublease, and any attempt by Sublessee to give notice of an election to extend the term of the Master Lease shall be null and void.

                  13. NO BROKERS. Sublessee represents and warrants that it has had no dealings with any broker concerning this Sublease, and that it knows of no person who is or might be entitled to a commission, finder's fee or other such payment in connection herewith. Sublessee hereby agrees to indemnify and hold Landlord and Sublessor harmless from and against all losses, liabilities and expenses, including reasonable attorneys' fees, that Sublessor or Landlord may incur should such representation and warranty prove incorrect.

                  14. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed effective either upon personal delivery or three (3) days after deposit thereof in the United States mail, registered or certified, return receipt requested, addressed (a) if to
Sublessee:

                  512 South Peters
                  New Orleans, Louisiana  70130
                  Attention:  President
                  Fax:  (504) 533-6156
                  Phone:  (504) 533-6000

(b) if to Sublessor, at the place from time to time established for the giving of notices to Sublessor under the Master Lease, and (c) if to Landlord, at the place from time to time established for the giving of notices to Landlord under the Master Lease. Any party may specify a different address for notice purposes in the manner aforesaid. A copy of all notices given by either Sublessor or Sublessee to the other hereunder shall concurrently be given to Landlord and to any other party hereafter designated by notice from Landlord to Sublessor and Sublessee.

                  15. SUCCESSORS AND ASSIGNS. All the covenants, conditions and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and Landlord, to the extent applicable, and their respective heirs, personal representatives, successors and assigns, subject at all times, however, to all agreements and restrictions contained in the Master Lease and in this Sublease respecting assignments, sublettings and other transfers of rights and sharings of the Premises.

                  16. TIME OF THE ESSENCE. Time is of the essence in the exercise and performance of this Sublease.

                  17. GOVERNING LAW. This Sublease shall be governed and construed in accordance with the internal substantive laws of the State of Louisiana regardless of the laws which might otherwise govern under Louisiana's or other applicable concepts of conflicts of law.

                           17.1.    Venue and Personal Jurisdiction

                                    (a) Each party to this Sublease hereby
submits to the jurisdiction of the State of Louisiana and the courts thereof and to the jurisdiction of Civil District Court for the Parish of Orleans, State of Louisiana for the purposes of any suit, action or other proceeding arising out of or relating to this Sublease, and hereby agrees not to assert by way of a motion as a defense or otherwise that such action is brought in an inconvenient forum or that the venue of such action is improper or that the subject matter thereof may not be enforced in or by such courts.

                                    (b) If at any time during the term of this
Sublease, any party to this Sublease is not a resident of the State of Louisiana or has no officer, director, employee, or agent thereof available for service of process as a resident of the State of Louisiana, or if any permitted assignee thereof shall be a foreign corporation, partnership or other entity or shall have no officer, director, employee, or agent available for service of process in the State of Louisiana, any such party to this Sublease or its assignee hereby designates the Secretary of State, State of Louisiana, its agent for the service of process in any court action between such party and Landlord or arising out of or relating to this Sublease and such service shall be made as provided by the laws of the State of Louisiana for service upon a nonresident; provided, however, that at the time of service on the Secretary of State, a copy of such service shall be delivered to Sublessor and Sublessee in the manner provided in Section 14 hereof.

                  18. CAPTIONS. The headings on the sections herein are for convenience only; they form no part of this Sublease and shall not affect its interpretation.

                  19. INTERPRETATION OF WORDS. A masculine pronoun wherever used herein shall be construed to include the feminine or neuter where appropriate. The singular form wherever used herein shall be construed to include the plural where appropriate.

                  20. COUNTERPARTS. This Sublease may be executed in any number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

                  21. SEVERABILITY. If any provision of this Sublease, or the application of such provision to any person, entity or circumstance, shall be held invalid, the remainder of this Sublease, or the application of such provision to persons, entities or circumstances other than those to which it is held invalid, shall not be affected thereby; provided that the parties shall attempt to reformulate such invalid provision to give effect to such portions thereof as may be valid without defeating the intent of such provision.

                  22. THIRD PARTY BENEFICIARIES. Landlord and the City shall be third party beneficiaries of, but not parties to, this Sublease. Except as set forth in this Section 22, there shall be no other third party beneficiaries of this Sublease.

                  23. MASTER PLAN. To the extent of any inconsistencies between this Sublease and the Master Plan, the provisions of the Master Plan shall control.



                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the date first above written.

WITNESSES:                            SUBLESSOR:

                                      JAZZ CASINO COMPANY, L.L.C.,
                                      a Louisiana limited liability company


/s/ S. Jay Novatney                   By:     /s/ Fred W. Burford
---------------------                      ----------------------------
                                      Name: Fred W. Burford
                                           ----------------------------
                                      Title: President
---------------------                      ----------------------------

                                      SUBLESSEE:

                                      JCC DEVELOPMENT COMPANY, L.L.C.,
                                      a Louisiana limited liability company


/s/ S. Jay Novatney                   By:   /s/ Fred W. Burford
---------------------                      ----------------------------
                                      Name: Fred W. Burford
                                           ----------------------------
                                      Title: President
---------------------                      ----------------------------

ACKNOWLEDGED BY AND CONSENTED TO
BY LANDLORD:

RIVERGATE DEVELOPMENT CORPORATION,
a Louisiana public-benefit corporation


By:
     ----------------------------
Name:
     ----------------------------
Title:
     ----------------------------

                  IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the date first above written.

WITNESSES:                            SUBLESSOR:

                                      JAZZ CASINO COMPANY, L.L.C.,
                                      a Louisiana limited liability company


                                      By:
---------------------                      ----------------------------
                                      Name:
---------------------                      ----------------------------
                                      Title:
                                           ----------------------------

                                      SUBLESSEE:

                                      JCC DEVELOPMENT COMPANY, L.L.C.,
                                      a Louisiana limited liability company


                                      By:
---------------------                      ----------------------------
                                      Name:
---------------------                      ----------------------------
                                      Title:
                                           ----------------------------

ACKNOWLEDGED BY AND CONSENTED TO
BY LANDLORD:

RIVERGATE DEVELOPMENT CORPORATION,
a Louisiana public-benefit corporation


By:  /s/ Helen S. Kohlman
     ----------------------------
Name:   Helen S. Kohlman
     ----------------------------
Title: Vice-President
     ----------------------------

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 26th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

                  Fred W. Burford, appearing in his capacity as the President of JAZZ CASINO COMPANY, L.L.C.,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said limited liability company with full authority and that the said instrument is the free act and deed of the said limited liability company and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

  /s/ S. Jay Novatney                      /s/ Fred W. Burford
---------------------------              ------------------------------

---------------------------


                            /s/ Daniel E. Davillier
                  -----------------------------------------
                                NOTARY PUBLIC

                              DANIEL E. DAVILLIER
                                 NOTARY PUBLIC
                              State of Louisiana
                      My Commission is issued for Life.

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 26th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

                  Fred W. Burford, appearing in his capacity as the President of JCC DEVELOPMENT COMPANY, L.L.C.,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said limited liability company with full authority and that the said instrument is the free act and deed of the said limited liability company and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


  /s/ S. Jay Novatney                      /s/ Fred W. Burford
---------------------------              ------------------------------

---------------------------


                            /s/ Daniel E. Davillier
                    -----------------------------------------
                                NOTARY PUBLIC

                              DANIEL E. DAVILLIER
                                 NOTARY PUBLIC
                              State of Louisiana
                      My Commission is issued for Life.

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

                  BE IT KNOWN, that on this 26th day of October, 1998,

                  BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

                  PERSONALLY CAME AND APPEARED:

                  Helen S. Kohlman, appearing in her capacity as the Vice-President of RIVERGATE DEVELOPMENT CORPORATION,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

 /s/ Gwendolyn M. Johnson                     /s/ Helen S. Kohlman
---------------------------              ------------------------------
  /s/ Yolanda Johnson
---------------------------


                             /s/ Illegible
             -----------------------------------------
                             NOTARY PUBLIC

                                   EXHIBIT "A"

                                  MASTER LEASE



                       [Attach a copy of the Master Lease]

                                   EXHIBIT "B"

                                   FLOOR PLAN


                 [Attach a copy of the Second Floor Floor Plan]



                                       B-1